SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 21, 2004

Specialty Laboratories, Inc.

(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 7		FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following document is filed as an exhibit to this report:

	99.1	Press Release dated April 21, 2004.

ITEM 9                                                        REGULATION FD DISCLOSURE

ITEM 12                                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, Specialty Laboratories, Inc., (the “Registrant”) announced financial results for the first quarter ended March 31, 2004.  A copy of the press release issued by the Registrant on April 21, 2004 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.

	By:	/s/ NICHOLAS R. SIMMONS
Date: April 21, 2004	Nicholas R. Simmons,
Vice President and General Counsel

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:

99.1	Press Release dated April 21, 2004.